United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       January 27, 2011

AMERON INTERNATIONAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-9102	77-0100596
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

245 South Los Robles Avenue	91101
Pasadena, California	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code  (626) 683-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

On January 27, 2011, the Company’s Board of Directors approved an amendment to Section 8 of the Company’s form of restricted stock agreement, for use in future grants of restricted stock to officers and to directors, to reflect the Board’s earlier determination that dividends on restricted stock should accrue but remain unpaid until the stock vests. A copy of the amended Section 8 to the restricted stock agreements is attached hereto as Exhibits 10.1.

Item 2.02.     Results of Operations and Financial Condition.

On January 31, 2011, Ameron International Corporation (the “Company”) issued a press release regarding the Company’s results of operations for the fiscal year ended November 30, 2010. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01      Regulation FD Disclosure

On January 27, 2011, the Board of Directors revised the Company’s Corporate Governance Guidelines. A copy of the revised Corporate Governance Guidelines are attached as Exhibit 99.2 to this Current Report on Form 8-K and can be found on the Company’s website www.ameron.com by following the links to “Shareholders” and “Corporate Governance.”

On January 27, 2011, the Board of Directors also revised the charters for each of the Audit Committee, Compensation Committee and Nominating and Governance Committee of the Board of Directors. A copy of the revised charters are attached as Exhibits 99.3, 99.4 and 99.5 to this Current Report on Form 8-K and can also be found on the Company’s website www.ameron.com by following the links to “Shareholders” and “Corporate Governance.”

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.     Financial Statements and Exhibits

Exhibit No.	Description

10.1	Amended Form of Section 8 of Restricted Stock Agreement for Employees and Directors
99.1	News Release dated January 31, 2011
99.2	Corporate Governance Guidelines
99.3	Audit Committee Charter
99.4	Compensation Committee Charter
99.5	Nominating and Corporate Governance Committee Charter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AMERON INTERNATIONAL CORPORATION

Dated: February 1, 2011	By:	/s/ Leonard J. McGill
Leonard J. McGill
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit

10.1	Amended Form of Section 8 of Restricted Stock Agreement for Employees and Directors
99.1	News Release dated January 31, 2011
99.2	Corporate Governance Guidelines
99.3	Audit Committee Charter
99.4	Compensation Committee Charter
99.5	Nominating and Corporate Governance Committee Charter